Execution Version

SECOND AMENDMENT TO
AMENDED AND RESTATED COLLATERAL AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED COLLATERAL AGREEMENT (this “Second Collateral Amendment”), dated as of June 17, 2016, is among ARCHROCK PARTNERS OPERATING LLC (f/k/a EXLP Operating LLC), a limited liability company formed under the laws of the state of Delaware (the “Borrower”), ARCHROCK PARTNERS, L.P. (f/k/a Exterran Partners, L.P.), a limited partnership formed under the laws of the state of Delaware (“APLP”), the other Grantors party hereto, the Lenders listed on the signature pages attached hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, APLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower;
B.    As a condition to the effectiveness of the Credit Agreement and the making by the Lenders of loans and other extensions of credit thereunder, the Borrower, APLP, the other Grantors and the Administrative Agent entered into that certain Amended and Restated Collateral Agreement, dated as of November 3, 2010 (as amended, restated, supplemented or otherwise modified, the “Collateral Agreement”), pursuant to which the Grantors granted a security interest in the Collateral in favor of the Administrative Agent for the benefit of the Secured Parties; and
C.    The Borrower has requested that the Lenders amend and the Lenders party hereto have agreed to amend certain terms and provisions of the Collateral Agreement as more fully provided herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Collateral Agreement.
Section 2. Amendments to Collateral Agreement.
2.1 Amendment to Section 5.01 of the Collateral Agreement. Section 5.01 of the Collateral Agreement is hereby amended by inserting a new clause (d) at the end of such Section to read in full as follows:
“(d)    Notwithstanding anything to the contrary herein, in any other Loan Document, or in any Account Control Agreement entered into pursuant to the requirements of the Loan Documents, Administrative Agent hereby agrees that it will not deliver any “Access Termination Notice” or “Disposition Instructions” or any equivalent notice of exclusive control, or otherwise exercise any equivalent rights, in each case under any

Account Control Agreement unless, in any such case, an Event of Default has occurred and is continuing.”
2.2 Amendment to Section 8.13 of the Collateral Agreement. Section 8.13(a) of the Collateral Agreement is hereby amended by amending and restating the final sentence of such Section to read in full as follows:
“Upon satisfaction of the conditions set forth in Section 8.07(c) of the Credit Agreement or upon Payment in Full, the Administrative Agent, at the written request and expense of the Borrower, will promptly release, reassign and transfer the Collateral to the Grantors and declare this Agreement to be of no further force or effect and will provide the requisite notice under any Account Control Agreement in order to terminate such Account Control Agreement.”
Section 3. Conditions Precedent. This Second Collateral Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Collateral Amendment Effective Date”):
3.1 The Administrative Agent shall have received from the Majority Lenders, the Borrower, and each Grantor counterparts (in such number as may be requested by the Administrative Agent) of this Second Collateral Amendment signed on behalf of such Persons.
3.2 No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Collateral Amendment.
3.3 The Administrative Agent shall have received such other documents as the Administrative Agent (or its counsel) may reasonably request relating to the transactions contemplated by the Second Collateral Amendment.
Section 4. Miscellaneous.
4.1 Confirmation. The provisions of the Collateral Agreement, as amended by this Second Collateral Amendment, shall remain in full force and effect following the effectiveness of this Second Collateral Amendment. The amendments contemplated hereby shall not limit or impair any Liens granted by the Borrower, APLP or any other Obligor to secure the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness as it may be increased pursuant hereto.
4.2 Representations and Warranties.
(a) Ratification and Affirmation. Each of the Grantors hereby: (i) acknowledges the terms of this Second Collateral Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) agrees that, from and after the Collateral Amendment Effective Date, each reference to the Collateral Agreement in the Security Instruments and the other Loan Documents shall be deemed to be a reference to the Collateral Agreement, as amended by this Second Collateral Amendment; and (iv) represents and warrants to the

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Lenders that as of the date hereof, after giving effect to the terms of this Second Collateral Amendment: (A) all of the representations and warranties made by such Grantor contained in each Loan Document to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (B) no Default or Event of Default has occurred and is continuing.
(b) Corporate Authority; Enforceability; No Conflicts. Each Grantor hereby represents and warrants to the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this Second Collateral Amendment; (ii) the execution, delivery and performance by such Grantor of this Second Collateral Amendment has been duly authorized by all necessary action on its part; (iii) this Second Collateral Amendment has been duly executed and delivered by such Grantor and constitutes the legal, valid and binding obligation of such Grantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) the execution and delivery of this Second Collateral Amendment by such Grantor and the performance of its obligations hereunder require no authorizations, approvals or consent, or registration or filing with, or further action by, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Second Collateral Amendment nor compliance with the terms hereof will contravene, or result in a breach of, the charter or by-laws of such Grantor, any Governmental Requirement, any agreement or instrument to which such Grantor is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument.
4.3 Loan Document. This Second Collateral Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.4 Parties in Interest. All of the terms and provisions of this Second Collateral Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.5 Counterparts. This Second Collateral Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Collateral Amendment by facsimile transmission or electronic transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart hereof.
4.6 NO ORAL AGREEMENT. THIS SECOND COLLATERAL AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE

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CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.7 GOVERNING LAW. THIS SECOND COLLATERAL AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Collateral Amendment to be duly executed as of the date first written above.

ARCHROCK PARTNERS OPERATING LLC, as Borrower

By:    /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

ARCHROCK PARTNERS, L.P., as a Grantor

By:	ARCHROCK GENERAL PARTNER, L.P., its general partner

By:	ARCHROCK GP LLC, its general partner

By:    /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

ARCHROCK PARTNERS LEASING LLC, as a Grantor

By:    /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

ARCHROCK PARTNERS FINANCE CORP., as a Grantor

By:    /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Swingline Lender and as a Lender

By:    /s/ T. Alan Smith
Name:    T. Alan Smith
Title:     Managing Director

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Thomas Okamoto
Name:    Thomas Okamoto
Title:    Authorized Officer

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:    /s/ Annie Dorval
Name:    Annie Dorval
Title:     Authorized Signatory

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Evans Swann, Jr.
Name:    Evans Swann, Jr.
Title:     Authorized Signatory

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ David Kee
Name:    David Kee
Title:     Managing Director

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

REGIONS BANK, as a Lender

By:    /s/ Richard Kaufman
Name:    Richard Kaufman
Title:     Managing Director

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

COMPASS BANK, as a Lender

By:    /s/ Michael Song
Name:    Michael Song
Title:     Senior Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

BANK OF NOVA SCOTIA, as a Lender

By:    /s/ Mark Sparrow
Name:    Mark Sparrow
Title:     Director

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:    /s/ Michael Willis
Name:    Michael Willis
Title:     Managing Director

By:    /s/ Dixon Schultz
Name:    Dixon Schultz
Title:     Managing Director

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

BRANCH BANKING AND TRUST, as a Lender

By:    /s/ DeVon J. Lang
Name:    DeVon J. Lang
Title:     Senior Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By:    /s/ Stephen W. Warfel
Name:    Stephen W. Warfel
Title:     Managing Director

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

TRUSTMARK NATIONAL BANK, as a Lender

By:    /s/ Jeff Deutsch
Name:    Jeff Deutsch
Title:    Senior Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Jessica McGuire
Name:    Jessica McGuire
Title:     Assistant Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

RAYMOND JAMES BANK, N.A., as a Lender

By:    /s/ Scott G. Axelrod
Name:    Scott G. Axelrod
Title:     Senior Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

BOKF, NA D/B/A BANK OF TEXAS, as a Lender

By:    /s/ Jessica Mallett Morrison
Name:    Jessica Mallett Morrison
Title:     Relationship Manager

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

BANK OF AMERICA, N.A., as a Lender
By:     /s/ Tyler Ellis
Name:    Tyler Ellis
Title:     Senior Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

GOLDMAN SACHS BANK USA, as a Lender
By:     /s/ Jerry Li
Name:    Jerry Li
Title:     Authorized Signatory

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Matthew Brice
Name:    Matthew Brice
Title:    Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

CITIBANK, N.A., as a Lender
By:     /s/ Ivan Davey
Name:    Ivan Davey
Title:     Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

SANTANDER BANK, N.A., as a Lender
By:     /s/ Aidan Lanigan
Name:    Aidan Lanigan
Title:     Senior Vice President

By:     /s/ Puiki Lok
Name:    Puiki Lok
Title:     Vice President

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.

CIT BANK, N.A., as a Lender
By:     /s/ Joseph Gyurinclair
Name:    Joseph Gyurinclair
Title:     Director

Signature Page to Second Collateral Amendment – Archrock Partners, L.P.